UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 North Grant Street #5609
Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange

7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2026, Modiv Industrial, Inc., a Maryland corporation (the “Company”), entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”), by and among Modiv Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), the Company, the parties executing the amendment as Subsidiary Guarantors (as defined in the Fourth Amendment), Keybank National Association (“Agent”), individually and as Agent for itself and the other Lenders (as defined in the Fourth Amendment) from time to time a party to the Credit Agreement and the other Lenders which are signatories thereto. The Fourth Amendment amends that certain Credit Agreement, dated as of January 18, 2022, by and among the Operating Partnership, the Guarantors party thereto, Agent and the Lenders (as amended, the “Credit Agreement”), to (i) extend the maturity date of the credit facility eighteen months to July 18, 2028, (ii) remove the 10 basis point SOFR Adjustment and (iii) allow repurchases of shares of the Company’s 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share (the “Preferred Stock”), by amending certain distribution covenants so long as such repurchases are funded by proceeds from the issuance of preferred or common stock of the Company or asset sales, in each case, occurring within the trailing twelve month period of such repurchase.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain OFficers.

On January 16, 2026, Raymond J. Pacini, age 70, notified the Board of Directors (the “Board”) of the Company that he will resign as the Company’s Chief Financial Officer, Secretary and Treasurer, effective upon the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2025. Mr. Pacini will continue to serve as an Executive Vice President of the Company following such resignation. Mr. Pacini’s resignation is not the result of any disagreements with the Company with respect to its operations, policies or practices.

On January 16, 2026, the Board appointed John C. Raney as the Chief Financial Officer and Secretary of the Company, effective upon Mr. Pacini’s resignation. Mr. Raney will continue to serve as the Company’s General Counsel.

Mr. Raney, age 45, has served as the Company’s General Counsel since September 2020 and as the Company’s Chief Operating Officer since March 2024, leading the Company’s legal, compliance, regulatory, human resources and investor relations functions as well as being an integral part of the Company’s investment committee and heavily involved in corporate finance, strategic initiatives and real estate acquisitions and dispositions.

There were no changes to Mr. Raney’s existing compensation arrangements in connection with his appointment. There are no family relationships between Mr. Raney and any director or executive officer of the Company. Mr. Raney is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

Press Release

On January 20, 2026, the Company issued a press release providing a business update from the Company’s Chief Executive Officer and announcing the declaration of monthly distributions on the Company’s shares of Class C common stock, $0.01 par value per share (the “Common Stock”), for January, February and March 2026, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Monthly Distributions for Common Stock Declared

On January 16, 2026, the Board authorized and the Company declared a distribution on the Common Stock, at a rate of $0.10 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on January 30, 2026 (the “January Dividend”). The January Dividend will be payable on or about February 13, 2026.

Also, on January 16, 2026, the Board authorized and the Company declared a distribution on the Common Stock at a rate of $0.10 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on February 27, 2026 (the “February Dividend”). The February Dividend will be payable on or about March 13, 2026.

Also, on January 16, 2026, the Board authorized and the Company declared a distribution on the Common Stock at a rate of $0.10 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on March 31, 2026 (the “March Dividend”). The March Dividend will be payable on or about April 15, 2026.

The per share monthly distribution rate of $0.10 per share of Common Stock represents an annual distribution rate of $1.20 per share of Common Stock.

Amendments to Preferred Stock Repurchase Program

As previously disclosed, on March 4, 2025, the Board authorized the Company’s repurchase of shares of Preferred Stock, during the period ending December 31, 2026, up to an aggregate amount not to exceed the aggregate amount of proceeds from sales of the Common Stock during the trailing twelve-month period (the “Repurchase Program”). On January 16, 2026, the Board approved an amendment to the Repurchase Program to (1) extend the expiration date of the Repurchase Program from December 31, 2026 to December 31, 2027 and (2) set the maximum amount of shares of Preferred Stock that may be repurchased under the Repurchase Program at $49,648,077, including the $7,637,027 of shares of Preferred Stock that have been repurchased as of the date hereof, such that an aggregate of $42,011,050 of shares of Preferred Stock will be available for repurchase under the Repurchase Program. The terms of the Repurchase Program remain otherwise unchanged.

Termination of Distribution Reinvestment Plan

On January 16, 2026, the Board authorized the termination of the Company’s amended and restated Distribution Reinvestment Plan (the “DRIP”) with respect to the Common Stock, effective on February 15, 2026. Distributions in connection with the January Dividend, for registered stockholders who were previously enrolled in the Company’s DRIP, will continue to be reinvested into additional shares of the Company’s Common Stock, but all stockholders will receive cash distributions on their shares of Common Stock commencing with the February Dividend. Pursuant to the terms of the DRIP, the Company must provide 10 days’ notice of such termination to its stockholders (which notice is hereby provided pursuant to the filing of this Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”)).

Safe Harbor Statement

There is no guarantee that the Company’s Board will authorize, or that the Company will declare, additional dividends in the future, and the amount of future dividends, if any, and the authorization and payment thereof, will be determined by the Board based on the Company’s financial condition and such other factors as the Board deems relevant. Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements regarding our plans, strategies and prospects, both business and financial. These forward-looking statements can be identified by the use of words such as “believes,” “potential,” “may,” “will,” “should,” “intends,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s other filings with the SEC. Any forward-looking statements herein speak only as of the time when made and are based on information available to the Company as of such date and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Fourth Amendment to Credit Agreement, dated January 16, 2026, between Modiv Operating Partnership, LP, as the borrower, KeyBank National Association, the other lenders which are parties to the agreement, and other lenders that may become parties to the agreement, KeyBank National Association, as the agent, Truist Bank and The Huntington Bank, as co-syndication agents, and KeyBanc Capital Markets Inc., Truist Securities, Inc. and The Huntington National Bank, as joint-lead arrangers for the amended Credit Facility.

99.1	Modiv Industrial, Inc. Press Release dated January 20, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC. (Registrant)

	By:	/s/ RAYMOND J. PACINI
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer

Date: January 20, 2026